UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 27, 2016

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No
001-33072	Leidos Holdings, Inc.	Delaware	20-3562868
11951 Freedom Drive, Reston, Virginia 20190
(571) 526-6000

000-12771	Leidos, Inc.	Delaware	95-3630868
11951 Freedom Drive, Reston, Virginia 20190
(571) 526-6000

 N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 2.02.	Results of Operations and Financial Condition.
On April 27, 2016, Leidos Holdings, Inc. (the "Company") issued a press release announcing its financial results for the first fiscal quarter ended April 1, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report.
The Company’s management will discuss operations and financial results in an earnings conference call beginning at 8 a.m. eastern on April 27, 2016. A live audio broadcast of the conference call along with a supplemental presentation will be available to the public through links on the Investor Relations section of the Company’s web site (http://investors.leidos.com).
The information contained in Item 2.02 of this report and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated April 27, 2016, issued by Leidos Holdings, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	LEIDOS HOLDINGS, INC.

Date: April 27, 2016	By:	/s/ James C. Reagan
James C. Reagan
	Its:	Executive Vice President and Chief Financial Officer and as a duly authorized officer

(Registrant)	LEIDOS, INC.

Date: April 27, 2016	By:	/s/ James C. Reagan
James C. Reagan
	Its:	Executive Vice President and Chief Financial Officer and as a duly authorized officer